VK-VIGRI SUM SUP-1 011216

Summary Prospectus Supplement dated January 12, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Growth and Income Fund

Effective on or about January 25, 2016, the following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)
Brian Jurkash	Portfolio Manager	2015
Mary Jayne Maly	Portfolio Manager	2010 (predecessor fund 2008)
Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)
James Roeder	Portfolio Manager	2010 (predecessor fund 1999)
Matthew Titus	Portfolio Manager	2016

Effective on or about March 1, 2016, Mary Jayne Maly will no longer serve as Portfolio Manager to the Fund.”

VK-VIGRI SUM SUP-1 011216